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                                                                Exhibit 10.4


                                    MORTGAGE


         THIS INDENTURE ("Mortgage") is entered into this 24th day of May, 1999 by WM LIMITED PARTNERSHIP-1998, a Michigan limited partnership (whether one or more, collectively, jointly and severally, "Mortgagor"), having its principal place of business at 40 Pearl Street, N.W., Suite 900, Grand Rapids, Michigan, to FLEET BUSINESS CREDIT CORPORATION, a Delaware corporation ("FBCC") ("Mortgagee") with an office located at One South Wacker Drive, Chicago, Illinois 60606. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the respective meanings given to them in the Loan Agreement (as hereinafter defined).

                                 R E C I T A L S

         A. Mortgagor is a party to that certain Loan and Security Agreement dated as of the date hereof by and among FBCC and one or more certain other parties (said Loan and Security Agreement and any and all renewals, extensions for any period, increases or rearrangements thereof is referred to as the "Loan Agreement". All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement). The terms, conditions, covenants, representations and warranties of Mortgagor under the Loan Agreement are hereby incorporated as if fully set forth herein.

         B. Borrower has executed and delivered to Mortgagee a note dated of even date herewith, in the aggregate principal amount of One Million Two Hundred Sixty-One Thousand Two Hundred Fifty-Eight and 00/100 Dollars ($1,261,258.00) (said one or more notes and any and all renewals, extensions for any period, increases or rearrangements thereof are collectively referred to as the "Note"), which Note shall be finally due and payable no later than December 1, 2014.

         C. As a condition to Mortgagee's extension of certain financial accommodations to Borrower including, without limitation, the extension of credit evidenced by the Note and pursuant to the Loan Agreement, Mortgagee has required that Mortgagor enter into this Mortgage and grant to Mortgagee the liens and security interests referred to herein to secure: (1) the payment of the principal amount evidenced by the Note together with interest thereon; (2) payment and performance of the other



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Obligations; (3) payment of the principal amount, together with interest thereon, of all present and future advances of money made by Mortgagee under the Loan Documents, as well as all other liabilities and obligations in favor of Mortgagee arising under the Loan Documents; and (4) other payment and performance obligations related to this Mortgage (the aforesaid liabilities and obligations to Mortgagee being hereinafter referred to collectively as the "Obligations").

         D. The Obligations secured hereby shall not exceed an aggregate principal amount, at any one time outstanding of two hundred percent (200%) of the maximum principal amount of the Note, provided, that the foregoing limitation shall apply only to the lien upon the real property created by this Mortgage, and it shall not in any manner limit, affect or impair any grant of a security interest or other right in favor of Mortgagee under the provisions of the Loan Agreement or under any of the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises contained herein and to secure payment of the Obligations and in consideration of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does hereby grant, remise, release, alien, convey, mortgage and warrant to Mortgagee, its successors and assigns, the following described real estate (the "Land"), and does further grant a security interest to Mortgagee in all Personal Property (as defined below) as well as all Mortgaged Property (as defined below) as may be secured under the Uniform Commercial Code (the "Code") in effect in the State where the Land is located (the "State"):

                  The Land legally described on EXHIBIT A, attached hereto and made a part hereof which Land, together with all right, title and interest, if any, which Mortgagor may now have or hereafter acquire in and to all improvements, buildings and structures now or hereafter located thereon of every nature whatsoever, is herein called the "Premises".

         TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now have or hereafter acquire in and to (a) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining said Land, and any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, and (b) all hereditaments, gas, oil, minerals (with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Premises and all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in subparagraphs (a) and (b) above (hereinafter the "Property Rights").


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         TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever now or hereafter located in, on or attached to, and used or intended to be used in connection with, or with the operation of, the Premises, including, but not limited to (a) all apparatus, machinery and equipment of Mortgagor and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (the items described in the foregoing clauses (a) and (b) being the "Fixtures"); as well as all personal property and equipment of every nature whatsoever now or hereafter located in or on the Premises, including but not limited to (c) accounts, contract rights, general intangibles, tax refunds, chattel paper, instruments, notes, letters of credit, documents, documents of title; (d) inventory; (e) equipment; (f) all of Mortgagor's now owned or hereafter acquired monies, and any and all other property and interests in property of Mortgagor now or hereafter coming into the actual possession, custody or control of Mortgagee or any agent or affiliate of Mortgagee in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); (g) all insurance proceeds of or relating to any of the foregoing; (h) all of Mortgagor's books and records relating to any of the foregoing; and (i) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing clauses (c) through (h) (the items described in the foregoing clauses
(c) through (h) and any other personal property referred to in this paragraph being the "Personal Property"). It is mutually agreed, intended and declared that the Premises and all of the Property Rights and Fixtures owned by Mortgagor (referred to collectively herein as the "Real Property") shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Mortgage to be real estate and covered by this Mortgage. It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Code in effect in the State, this instrument shall constitute a security agreement, fixture filing and financing statement, and Mortgagor agrees to execute, deliver and file or refile any financing statement, continuation statement, or other instruments Mortgagee may reasonably require from time to time to perfect or renew such security interest under the Code. To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land and (ii) this instrument, upon recording or registration in the real estate records, of the proper office, shall constitute a "fixture-filing" within the meaning of Sections 9-313 and 9-402 of the Code. Subject to the terms and conditions of the Loan Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the Code, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at Mortgagee's sole election.

         TOGETHER WITH all the estate, right, title and interest of Mortgagor in and to (1) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto,


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and all proceeds of any sales or other dispositions of the Real Property or any part thereof; and (except as otherwise provided herein or in the Loan Agreement) Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor, and to apply the same as provided in the Loan Agreement; and (2) all contract rights, general intangibles, actions and rights in action relating to the Real Property or the Personal Property including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property or the Personal Property; and (3) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property and the Personal Property. (The rights and interests described in this paragraph shall hereinafter be called the "Intangibles".)

         As additional security for the Obligations secured hereby, Mortgagor
(1) does hereby pledge and assign to Mortgagee from and after the date hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all the rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Real Property) (the "Rents") under any and all present and future leases, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Real Property, and (2) except to the extent such a transfer or assignment is not permitted by the terms thereof, does hereby transfer and assign to Mortgagee all such leases and agreements (including all Mortgagor's rights under any contracts for the sale of any portion of the Mortgaged Property and all revenues and royalties under any oil, gas and mineral leases relating to the Real Property) (the "Leases"). Mortgagee hereby grants to Mortgagor the right to collect and use the Rents as they become due and payable under the Leases, but not more than one (1) month in advance thereof, unless an Event of Default shall have occurred provided that the existence of such right shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment shall be subject to the rights of Mortgagee under this Mortgage. Mortgagor further agrees to execute and deliver such assignments of leases or assignments of land sale contracts as Mortgagee may from time to time request. In the event of an Event of Default (1) Mortgagor agrees, upon demand, to deliver to the Mortgagee all of the Leases with such additional assignments thereof as Mortgagee may request and agrees that the Mortgagee may assume the management of the Real Property and collect the Rents, applying the same upon the Obligations in the manner provided in the Loan Agreement, and (2) Mortgagor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the Real Property to pay the Rents due under the Leases to Mortgagee upon request of Mortgagee. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to manage said property and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Real Property, giving and granting unto Mortgagee and unto its agent or attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that
(a) this power of attorney and assignment of



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rents shall not be construed as an obligation upon Mortgagee to make or cause to be made any repairs that may be needful or necessary and (b) Mortgagee agrees that until such Event of Default as aforesaid, Mortgagee shall permit Mortgagor to perform the aforementioned management responsibilities. Upon Mortgagee's receipt of the Rents, at Mortgagee's option, it may use the proceeds of the Rents to pay: (1) reasonable charges for collection thereof, costs of necessary repairs and other costs requisite and necessary during the continuance of this power of attorney and assignment of rents, (2) general and special taxes, insurance premiums, and (3) any or all of the Obligations pursuant to the provisions of the Loan Agreement. This power of attorney and assignment of rents shall be irrevocable until this Mortgage shall have been satisfied and released of record and the releasing of this Mortgage shall act as a revocation of this power of attorney and assignment of rents. Mortgagee shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with the provisions of the Loan Agreement.

         The Mortgagee shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231, et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211 et seq.). The collection of rents by the Mortgagee shall in no way waive the right of the Mortgagee to foreclose this Mortgage in the event of any said default.

         All of the property described above, and each item of property therein described, not limited to but including the Land, the Premises, the Property Rights, the Fixtures, the Personal Property, the Real Property, the Intangibles, the Rents and the Leases, is herein referred to as the "Mortgaged Property."

         Nothing herein contained shall be construed as constituting Mortgagee a mortgagee-in-possession in the absence of the taking of actual possession of the Mortgaged Property by Mortgagee. Nothing contained in this Mortgage shall be construed as imposing on Mortgagee any of the obligations of the lessor under any Lease of the Mortgaged Property in the absence of an explicit assumption thereof by Mortgagee. In the exercise of the powers herein granted Mortgagee, except as provided in the Loan Agreement, no liability shall be asserted or enforced against Mortgagee, all such liability being expressly waived and released by Mortgagor.

         TO HAVE AND TO HOLD the Mortgaged Property, properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto Mortgagee, its beneficiaries, successors and assigns, forever for the uses and purposes herein set forth. Mortgagor hereby releases and waives all rights under and by virtue of the homestead exemption laws, if any, of the State and Mortgagor hereby covenants, represents and warrants that, at the time of the sealing and delivery of these presents, Mortgagor is well seized of the Mortgaged Property in fee simple and with lawful authority to sell, assign, convey and mortgage the Mortgaged Property, and that the title to the Mortgaged



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Property is free and clear of all encumbrances, except as described on EXHIBIT B hereto, and that, except for the encumbrances set forth on EXHIBIT B, Mortgagor will forever defend the same against all lawful claims.

         The following provisions shall also constitute an integral part of this
Mortgage:

         1. PAYMENT OF TAXES ON THE MORTGAGE. Without limiting any of the provisions of the Loan Agreement, Mortgagor agrees that, if the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Mortgage or shall levy, assess, or charge any tax, assessment or imposition upon this Mortgage or the credit or indebtedness secured hereby or the interest of Mortgagee in the Premises or upon Mortgagee by reason of or as holder of any of the foregoing then, Mortgagor shall pay for such documentary stamps in the required amount and deliver them to Mortgagee or pay (or reimburse Mortgagee for) such taxes, assessments or impositions. Mortgagor agrees to exhibit to Mortgagee, at any time upon request, official receipts showing payment of all taxes, assessments and charges which Mortgagor is required or elects to pay under this paragraph. Mortgagor agrees to indemnify Mortgagee against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Obligations and regardless of whether this Mortgage shall have been released.

         2. LEASES AFFECTING THE REAL PROPERTY. Mortgagor agrees faithfully to perform all of its obligations under all present and future Leases at any time assigned to Mortgagee as additional security, and to refrain from any action or inaction which would result in termination of all such Leases or in the diminution of the value thereof or of the Rents due thereunder. All future lessees under any Lease made after the date of recording of this Mortgage shall, at Mortgagee's option and without any further documentation, attorn to Mortgagee as lessor if for any reason Mortgagee becomes lessor thereunder, and, upon demand, pay rent to Mortgagee, and Mortgagee shall not be responsible under such Lease for matters arising prior to Mortgagee becoming lessor thereunder.

         3. NO EASEMENTS; STREETS AND UTILITIES. Mortgagor agrees that it shall not permit the public to use the Real Property in any manner that might tend, in Mortgagee's reasonable judgment, to impair Mortgagor's title to such property or any portion thereof, or to make possible any claim or claims of easement by prescription or of implied dedication to public use. Mortgagor hereby represents and warrants that the Mortgaged Property is benefitted by such easements or other rights as may be necessary for vehicular and pedestrian ingress and egress, the installation and maintenance of utilities, parking and other site improvements, for the Mortgaged Property and the operation of Mortgagor's business.

         4. INDEMNIFICATION. Mortgagor shall not use or permit the use of any part of the Real Property for an illegal purpose, including, without limitation, the violation of any environmental laws, statutes, codes, regulations or practices. Without limiting any


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indemnification Mortgagor has granted in the Loan Agreement, Mortgagor agrees to indemnify and hold harmless Mortgagee from and against any and all losses, suits, liabilities, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys' and paralegals' fees, court costs and disbursements) which may be imposed on, incurred or paid by or asserted against the Real Property by reason or on account of or in connection with (a) the construction, reconstruction or alteration of the Real Property, (b) any negligence or misconduct of Mortgagor, any lessee of the Real Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, (c) any accident, injury, death or damage to any person or property occurring in, on or about the Real Property or any street, drive, sidewalk, curb or passageway adjacent thereto, or (d) any other transaction arising out of or in any way connected with the Mortgaged Property.

         5. INSURANCE. Mortgagor shall, at its sole expense, obtain for, deliver to, assign and maintain for the benefit of Mortgagee, until the Obligations are paid in full, insurance policies as specified in the Loan Agreement. In the event of a casualty loss, the net insurance proceeds from such insurance policies shall be paid and applied as specified in the Loan Agreement.

         6. CONDEMNATION AWARDS. Mortgagor hereby assigns to Mortgagee, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Real Property for public use, and Mortgagor agrees that the proceeds of all such awards shall be paid to Mortgagee and applied as specified in the Loan Agreement.

         7. REMEDIES. Subject to the provisions of the Loan Agreement, upon the occurrence of an Event of Default under the terms of the Loan Agreement, in addition to any rights and remedies provided for in the Loan Agreement, and to the extent permitted by applicable law, the following provisions shall apply:

            (a) MORTGAGEE'S POWER OF ENFORCEMENT. It shall be lawful for Mortgagee to immediately foreclose this Mortgage by judicial action. The court in which any proceeding is pending for the purpose of foreclosure of this Mortgage may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations secured hereby, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the Loan hereby secured is made) for the benefit of Mortgagee, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption notwithstanding any redemption. The receiver, out of the Rents when collected, may pay costs incurred in the management and operation of the Real Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property, and may pay all or


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         any part of the Obligations or other sums secured hereby or any deficiency decree entered in such foreclosure proceedings. Upon or at any time after the filing of a suit to foreclose this Mortgage, the court in which such suit is filed shall have full power to enter an order placing Mortgagee in possession of the Real Property with the same power granted to a receiver pursuant to this subparagraph and with all other rights and privileges of a mortgagee-in-possession under applicable law.

                           In addition to the other rights and remedies available to Mortgagee, Mortgagee is hereby authorized and empowered to sell or cause the Premises to be sold and to cause the same to be conveyed to the purchaser thereof pursuant to the provisions of Act 236, Public Acts of Michigan, 1961 (MCL 600.3201 et seq.), pertaining to "Foreclosure of Mortgage by Advertisement." This Act does not required that Mortgagor be personally notified of the foreclosure sale or that a judicial hearing be held before the foreclosure sale is held. Mortgagor further agrees that Mortgagee is authorized and empowered to retain out of any proceeds of the sale any money that is due to Mortgagee under the terms of this Mortgage or under the Note or under any of the Loan Documents, together with the costs and charges of sale and the attorneys' fees incurred in connection with the sale. Any surplus shall be paid to Mortgagor. In the event of public foreclosure sale, the Premises may at the option of Mortgagee be sold in one or more parcels. Mortgagee may purchase the Premises at any foreclosure sale.

            (b) MORTGAGEE'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE AND APPLY INCOME. Mortgagee shall, at its option, have the right, acting through its agents or attorneys, either with or without process of law, forcibly or otherwise, to enter upon and take possession of the Real Property, expel and remove any persons, goods, or chattels occupying or upon the same, to collect or receive all the Rents, and to manage and control the same, and to lease the same or any part thereof, from time to time, and, after deducting all reasonable attorneys' fees and expenses, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Real Property, distribute and apply the remaining net income in accordance with the terms of the Loan Agreement or upon any deficiency decree entered in any foreclosure proceedings.

         8. APPLICATION OF PROCEEDS FROM FORECLOSURE OR SALE. The proceeds of any sale (whether through a foreclosure proceeding or Mortgagee's exercise of the power of sale) shall be distributed and applied in accordance with the terms of the Loan Agreement.

         9. CUMULATIVE REMEDIES; DELAY OR OMISSION NOT A WAIVER. Each remedy or right of Mortgagee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Mortgagee.


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         10. MORTGAGEE'S REMEDIES AGAINST MULTIPLE PARCELS. If more than one property, lot or parcel is covered by this Mortgage, and if this Mortgage is foreclosed upon, or judgment is entered upon any Obligations secured hereby, or if Mortgagee exercises its power of sale, execution may be made upon or Mortgagee may exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at Mortgagee's election.

         11. NO MERGER. In the event of a foreclosure of this Mortgage or any other mortgage or deed of trust securing the Obligations, the Obligations then due Mortgagee shall not be merged into any decree of foreclosure entered by the court, and Mortgagee may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust which also secure said Obligations.

         12. NOTICES. Except as otherwise provided herein, any notices, demands, consents, requests, approvals, undertakings or other instruments required or permitted to be given in connection with this Mortgage (and all copies of such notices or other instruments) shall be given in accordance with the terms of the Loan Agreement.

         13. EXTENSION OF PAYMENTS. Mortgagor agrees that, without affecting the liability of any person for payment of the Obligations secured hereby or affecting the lien of this Mortgage upon the Mortgaged Property or any part thereof (other than persons or property explicitly released as a result of the exercise by Mortgagee of its rights and privileges hereunder), Mortgagee may at any time and from time to time, on request of Mortgagor, without notice to any person liable for payment of any Obligations secured hereby, but otherwise subject to the provisions of the Loan Agreement, extend the time, or agree to alter or amend the terms of payment of such Obligations. Mortgagor further agrees that any part of the security herein described may be released with or without consideration without affecting the remainder of the Obligations or the remainder of the security.

         14. GOVERNING LAW. Mortgagor agrees that this Mortgage is to be construed, governed and enforced in accordance with the laws of the State. Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

         15. SATISFACTION OF MORTGAGE. Upon full payment of all the Obligations, at the time and in the manner provided in the Loan Agreement, or upon satisfaction of the conditions set forth in the Loan Agreement for release of the Mortgaged Property from


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this Mortgage, this conveyance or lien shall be null and void and, upon demand therefor following such payment or satisfaction of the conditions set forth in the Loan Agreement for release of the Mortgaged Property, as the case may be, a satisfaction of mortgage or reconveyance of the Mortgaged Property shall promptly be provided by Mortgagee to Mortgagor.

         16. SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. This Mortgage shall be binding upon Mortgagor and upon the successors, assigns and vendees of Mortgagor and shall inure to the benefit of Mortgagee's successors and assigns; all references herein to Mortgagor and to Mortgagee shall be deemed to include their respective successors and assigns. Mortgagor's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Mortgagor. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

         17. WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION LAWS. Mortgagor agrees, to the full extent permitted by law, that at all times following an Event of Default, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, or extension laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat; and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. To the full extent permitted by law, Mortgagor hereby waives any and all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Mortgage, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof.

         18. INTERPRETATION WITH OTHER DOCUMENTS. Notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or inconsistency between this Mortgage and the Loan Agreement, the provisions of the Loan Agreement shall govern.

         19. FUTURE ADVANCES. This Mortgage is given for the purpose of securing extensions of credit which Mortgagee may make to or for Mortgagor pursuant and subject to the terms and provisions of the Loan Agreement. The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is delivered to the proper authorities for filing or recordation, whether made pursuant to an obligation of Mortgagee or otherwise, provided that such advances are within twenty (20) years from the date hereof and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no advance made at the time of execution hereof and although there may be no indebtedness outstanding at the time any advance is made. Such loan advances may or may not be evidenced by notes executed pursuant to the Loan Agreement.

         20. INVALID PROVISIONS TO AFFECT NO OTHERS. In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Loan Agreement shall not be in any way affected, prejudiced or disturbed thereby. In the event that the application of any of the covenants, agreements, terms or provisions of this Mortgage is held to be invalid, illegal or unenforceable, those covenants, agreements, terms and provisions shall not be in any way affected, prejudiced or disturbed when otherwise applied.

         21. CHANGES. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         22. TIME OF ESSENCE. Time is of the essence with respect to the provisions of this Mortgage.

         23. INTENTIONALLY OMITTED.

         24. STATE SPECIFIC MATTERS. EXHIBIT C is hereby incorporated herein. To the extent of any conflict between the terms hereof and the terms of EXHIBIT C, the terms of EXHIBIT C shall control.

         25. WAIVER OF TRIAL BY JURY. MORTGAGOR HEREBY WAIVES MORTGAGOR'S RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO OR IN ANY WAY CONNECTED WITH THIS MORTGAGE OR THE TRANSACTION CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written by the person or persons identified below on behalf of Mortgagor (and said person or persons hereby represent that they possess full power and authority to execute this instrument).

                                             MORTGAGOR:

WITNESSES:                                   WM LIMITED PARTNERSHIP-1998,  a
                                             Michigan  limited partnership
                                             Corporation

----------------------------------           By: S & Q Management, LLC, its
                                                 General Partner
         (Print Name)

                                             By:
----------------------------------               ---------------------------
         (Print Name)                        Name:
                                             Title:

This document was prepared by and
after recording should be returned to:

Cathy A. Jane
Fleet Business Credit Corporation
One South Wacker Drive
Chicago, Illinois 60606

STATE OF MICHIGAN                   )
                                    )  SS.
COUNTY OF KENT                      )

         The undersigned, a Notary Public in and for said County, in said State, hereby certifies that Robert E. Schermer, Jr., a Member of S & Q Management, LLC, a Michigan limited liability company, the General Partner of WM Limited Partnership-1998, a Michigan limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, as such Member and with full authority, he executed the same voluntarily for and as the act of said partnership, with full release and waiver of any and all rights of redemption.

         Given under my hand and official seal this 14th day of May, 1999


[SEAL]

                                  ----------------------------------------------
                                  Notary Public

                                  My Commission Expires:

                                  Notary Public in and for the State of Michigan

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF THE LAND
                          -----------------------------



Located in the Southeast 1/4 of the Northeast 1/4 of Section 15, Town 7 North, Range 11 West, City of Grand Rapids, Kent County, Michigan and being a tract of land more particularly described as follows:

Commencing at the Northeast corner of said Section; thence along the East line of said Section South 01 degrees 41 minutes 38 seconds West for 1,317.97 feet to the North line of said Southeast 1/4 of the Northeast 1/4; thence along said North line, North 88 degrees 53 minutes 40 seconds West, for 68.00 feet to the West right-of-way line of East Beltline Avenue; thence continuing along said North line, North 88 degrees 53 minutes, 40 seconds West for 292.92 feet to the point of beginning of the tract of land described herein; thence South 27 degrees 32 minutes 58 seconds East, for 14.73 feet; thence South 01 degrees 47 minutes 36 seconds West, for 129.38 feet; thence on a curve to the right for an arc length of 78.81 feet, said curve having a radius of 369.50 feet, a central angle of 12 degrees, 13 minutes 13 seconds and a long chord bearing South 07 degrees 56 minutes 32 seconds West, for 78.66 feet; thence North 88 degrees 12 minutes 29 seconds West, for 147.21 feet; thence North 01 degrees 47 minutes 36 seconds East, for 218.65 feet; thence South 88 degrees 53 minutes 40 seconds East, for 148.43 feet to the point of beginning.


COMMONLY KNOWN AS:

1753 East Beltline Avenue, NE, Grand Rapids, Michigan

PIN:

                                    EXHIBIT B
                                    ---------

                          PERMITTED EXCEPTIONS TO TITLE
                          -----------------------------

1.   Real estate taxes not currently due and payable.

2. Covenants, conditions and restrictions of record which do not interfere with, and which are not violated by, the current and intended uses of the Premises.

3. Public utility easements which do not underlie any of the existing or planned improvements located on the Premises.

                                    EXHIBIT C
                                    ---------

                             STATE SPECIFIC MATTERS
                             ----------------------


         NO WASTE. Mortgagor will not commit, suffer, or permit any waste of the Premises or any violation of any law, regulation or ordinance affecting the Premises and will not commit, suffer, or permit any demolition, removal or material alteration of any of the buildings or improvements (including fixtures) on the Land and will not violate, suffer, or permit the violation of any of the Permitted Encumbrances, if any. If Borrower fails to pay any taxes or assessments assessed against the Premises or to pay any premiums payable with respect to any insurance policy covering the Premises (or to pay to Mortgagee the amounts owing under Section 6.6 of the Loan Agreement), that failure shall constitute waste under Act No. 236 of the Michigan Public Acts of 1961, as amended (MCL Section 600.2927). If Mortgagee elects to seek a receiver under the foregoing Act, Mortgagor consents to the appointment of that receiver.



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